                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       November 8, 1999 (October 5, 1999)


                               JAKKS PACIFIC, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                       0-28104               95-4527222
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)


22761 Pacific Coast Highway, Malibu, California                    90265
   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:   (310) 456-7799

          THIS FORM 8-K/A IS AN AMENDMENT TO THE REGISTRANT'S CURRENT REPORT ON FORM 8-K FILED ON OCTOBER 19, 1999 (RELATING TO THE REGISTRANT'S ACQUISITION OF FLYING COLORS TOYS, INC.) TO FILE THE FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION OMITTED FROM THE INITIAL FILING OF THE CURRENT REPORT,
IN ACCORDANCE WITH ITEMS 7(a)(4) AND (b)(2), RESPECTIVELY.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          For a description of the Registrant's acquisition of Flying Color Toys, Inc., refer to Item 2 of the Registrant's Current Report on Form 8-K, filed on October 19, 1999, which Item 2 is incorporated in its entirety herein by this reference.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired.

        Incorporated by reference to the financial statements of Flying Colors Toys, Inc., f/k/a Colorbok Paper Products, Inc., included on pages F-28 to F-40 of the Registrant's Registration Statement on Form S-3 (Reg. No. 333-90357) filed on November 4, 1999.


(b)     Pro Forma Financial Information.

        Incorporated by reference to the unaudited pro forma combined financial statements included on pages F-41 to F-45 of the Registrant's Registration Statement on Form S-3 (Reg. No. 333-90357) filed on November 4, 1999.

(c)     Exhibits.

Number  Description
------  -----------
2.1*    Stock Purchase Agreement dated as of September 22, 1999 among the
        Registrant, the Company and the Shareholders.

2.2*    First Amendment to Stock Purchase Agreement dated as of September 30,
        1999.

Number  Description
------  -----------
2.3*    Escrow Agreement dated as of September 30, 1999 among Joshua H.
        Pokempner, as agent for the Shareholders, the Registrant and Bank One
        Trust Company, NA, as escrow agent.

2.4*    Transition Services Agreement dated as of October 1, 1999 between the
        Divestee and the Company.

2.5*    Lease dated as of October 1, 1999 between Shore Properties LLC and the
        Company.

2.6* Employment Agreement dated as of October 1, 1999 between the Registrant and Michael Bianco.

2.7* Employment Agreement dated as of October 1, 1999 between the Registrant and Joshua H. Pokempner.

23.1    Consent of Plante & Moran, LLP

---------------
* Previously filed.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     November 8, 1999

                                            JAKKS PACIFIC, INC.

                                            By:    /s/ Joel M. Bennett
                                               ---------------------------------
                                               Joel M. Bennett
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Number  Description
------  -----------
2.1*    Stock Purchase Agreement dated as of September 22, 1999 among the
        Registrant, the Company and the Shareholders.

2.2*    First Amendment to Stock Purchase Agreement dated as of September 30,
        1999.

2.3*    Escrow Agreement dated as of September 30, 1999 among Joshua H.
        Pokempner, as agent for the Shareholders, the Registrant and Bank One
        Trust Company, NA, as escrow agent.

2.4*    Transition Services Agreement dated as of October 1, 1999 between the
        Divestee and the Company.

2.5*    Lease dated as of October 1, 1999 between Shore Properties LLC and the
        Company.

2.6* Employment Agreement dated as of October 1, 1999 between the Registrant and Michael Bianco.

2.7* Employment Agreement dated as of October 1, 1999 between the Registrant and Joshua H. Pokempner.


23.1    Consent of Plante & Moran, LLP

----------------
* Previously filed.